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                                                     [PICTURE OF EDUCATION SIGN]

Annual Report December 31, 2000

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                                  EATON VANCE
                                   MUNICIPAL
                                      BOND
                                      FUND



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

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

LETTER TO SHAREHOLDERS

As most fixed-income investors know, municipal bonds have long occupied a unique position among investment asset classes. Historically, the $1.5 trillion municipal market has financed a broad range of important public projects, including utilities, transportation facilities, hospitals, education, economic development and housing projects. These projects address the needs of local and state communities, generate new employment opportunities and improve the quality of life for many citizens. We thought it might be helpful to shareholders to begin a series of discussions with a broad overview of this vital market.

REVENUE BONDS: PROVIDING FINANCING FOR ESSENTIAL, FEE-BASED SERVICES...

Roughly two-thirds of all municipal bond issuance over the past decade has consisted of revenue bonds. These bonds are issued by entities that charge their customers a fee to provide essential services and include a very broad range of issuers. Electric and water utilities, airport and turnpike authorities, housing projects and hospitals are just a few examples of entities that issue revenue bonds. Interest payments to bondholders are paid from user fees paid for services: water bills paid by homeowners; highway tolls paid by motorists; hospital fees paid by patients and health insurers.

Credit quality is, of course, a critical determinant in the municipal market. Municipal bond analysts look for trends that may impact an issuer's revenue base. For revenue bonds, those factors may include shifts in demographics within the customer base, a rise or fall in competitive rates for water or electric power, or changes in insurance reimbursements for medical procedures. Those trends bear close watching, for any significant change may have a major impact on the value of an investment. For example, recent changes in Medicare reimbursement policies have posed a serious threat to the financial soundness of many hospitals across the country and have had a major impact on performance within the hospital sector of the municipal bond market.

GENERAL OBLIGATION BONDS:
BACKED BY THE "FULL FAITH AND CREDIT"
OF THE ISSUER...

General obligation bonds (GOs) constitute the remaining one-third of the municipal market. Issued by states, counties, cities, towns, villages and school districts, GOs are backed by the full faith and credit of the issuer, as represented by the taxing power of the jurisdiction. Because of that taxing power, general obligations are often accorded a fairly high credit quality, dependent, of course, on the creditworthiness of the community in question.

In determining credit worthiness, analysts examine a community's economic base, looking for sound fundamentals and a strong tax revenue base. In cases where that tax base is threatened, such as by a weakening economy, credit quality may be jeopardized. Conversely, in good economic times, where budget surpluses exist, credit ratings may be upgraded. For example, New York City was close to bankruptcy in 1975 and its GO bonds performed very poorly. However, as the City's fortunes improved in the 1980s and 1990s, its revenue base improved significantly, leading to an upgrade in its bonds.

Political changes may also affect general obligations. In 1978, California's Proposition 13 severely limited property taxes and capped annual tax increases. As the property tax rebellion spread to other parts of the country, the impact of those changes was felt in the GO market in other states.

WE BELIEVE THAT MUNICIPAL BONDS DESERVE CONSIDERATION FROM TODAY'S INVESTORS ...

At Eaton Vance, we have long been a major participant in the municipal market, active in bringing tax-exempt alternatives to investors. While the importance of the municipal market is obvious in the public projects that improve our lives, we believe that municipal bonds play an equally important role for today's tax-conscious investors. We will continue to seek promising opportunities in this exciting market.

                             Sincerely,
                             /s/ Thomas J. Fetter
                             Thomas J. Fetter
                             President
                             February 12, 2001

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000
MANAGEMENT DISCUSSION

[PHOTO OF THOMAS J. FETTER]
    Thomas J. Fetter
President, Portfolio Manager

AN INTERVIEW WITH THOMAS J. FETTER, PRESIDENT AND PORTFOLIO MANAGER OF EATON VANCE MUNICIPAL BOND FUND.

Q:   TOM, HOW DID THE FUND PERFORM IN 2000?

A: Eaton Vance Municipal Bond Fund Class A had a total return of 15.38% during the year ended December 31, 2000, the result of an increase in net asset value per share (NAV) from $8.59 on December 31, 1999 to $9.37 on December 31, 2000, and the reinvestment of $0.498 in dividends.(1)

     Class B shares had a total return of 14.58% for the year ended December 31, 2000, the result of an increase in NAV from $8.52 on December 31, 1999 to $9.30 on December 31, 2000, and the reinvestment of $0.425 in dividends.(1)

     Class I shares had a total return of 15.63% for the year ended December 31, 2000.(1) That return was the result of an increase in NAV from $9.38 on December 31, 1999 to $10.24 on December 31, 2000, and the reinvestment of $0.557 in dividends.(1)

     Based on the Fund's most recent dividends and NAVs on December 31, 2000 of $9.37 per share for Class A, $9.30 for Class B, and $10.24 for Class I, the distribution rates were 5.28%, 4.57% and 5.44%, respectively.(2) The distribution rates of Class A, Class B and Class I are equivalent to taxable rates of 8.74%, 7.57% and 9.01%, respectively.(3)

     The SEC 30-day yields for Class A, Class B and Class C shares at December 31 were 5.11%, 4.63% and 5.62%, respectively.(4) The SEC 30-day yields are equivalent to taxable yields of 8.46%, 7.67% and 9.30%, respectively.(3)

Q: THAT PERFORMANCE MARKED A STRONG RECOVERY FROM LAST YEAR. WHAT CONTRIBUTED TO THE TURNAROUND OF THE MUNICIPAL BOND MARKET?

A: Several factors. First, in signaling a more accommodative monetary policy, the Federal Reserve brightened the prospects significantly for fixed-income vehicles, including municipal bonds. Signs of a weaker economy have suggested the probability of a declining trend in interest rates over the near-term. Second, we've seen increased retail interest in municipal bonds from crossover buyers, who have sought refuge from the unnerving volatility of the equity markets in 2000.

     Third, the credit quality problems that have characterized some sectors of the municipal market in recent years have abated significantly. Municipal bond default levels in 2000 fell to their lowest level since 1996. Federal, state and local budget surpluses have continued to

--------------------------------------------------------------------------------
FUND INFORMATION
AS OF DECEMBER 31, 2000

PERFORMANCE(5)             Class A         Class B        Class I
-----------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------
One Year                   15.38%          14.58%         15.63%
Five Years                  N.A.            N.A.           6.15
Ten Years                   N.A.            N.A.           7.49
Life of Fund+               3.74            2.58           7.39

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                    9.88%           9.58%         15.63%
Five Years                  N.A.            N.A.           6.15
Ten Years                   N.A.            N.A.           7.49
Life of Fund+               2.05            1.37           7.39

+Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class I: 3/16/78

FIVE LARGEST SECTOR WEIGHTINGS(6)
---------------------------------
By total net assets
Hospital                11.9%
Escrowed - Prerefunded   9.6%
Transportation           8.8%
General Obligations      7.3%
Education                7.1%

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. There is generally no sales charge for Class I shares. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (3) Taxable-equivalent rates assume maximum 39.6% federal income tax rate. A lower rate would result in lower tax-equivalent figures. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule:
5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.(6) Five Largest Sector Weightings account for 44.7% of the Fund's net assets, determined by dividing the total market value of the holdings by the total net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000
MANAGEMENT DISCUSSION CONT'D

     surpass expectations, providing an increasingly favorable backdrop for the municipal bond market.

     Municipal yields generally peaked in January 2000, but have since declined in response to weakening economic indicators. Accordingly, bond prices, which move in the opposite direction of interest rates, have moved higher. For the year ended December 31, 2000, the Lehman Brothers Municipal Bond Index rose 11.68%, a significant turnaround from last year's dismal performance.(1) The Fund's performance reflected that improving market trend.

Q:   HOW HAVE YOU POSITIONED THE FUND IN RECENT MONTHS?

A: Selected health care-related issues were the Fund's largest sector weighting at December 31, with hospitals representing 11.9% of the Fund's net assets. It's no secret that the hospital industry has had difficulties adjusting to changes in HMO and Medicare reimbursement policies. In many cases, the result has been a significant loss of revenues and a severe need to cut costs. Cost pressures have forced some institutions to merge with competing hospitals.

     Sensing a growing crisis, the Federal government has recently begun to make some allowances for hard-pressed hospitals, but the industry is still under pressure. We have emphasized those institutions that we believe have a sound financial footing, strong fundamentals and dominant market share. In last year's market correction, we were able to purchase bonds of what we regard as well-positioned institutions at very attractive levels.

     Elsewhere in the health care sector, senior living/life care facilities and nursing homes constituted 5.3% and 4.5%, respectively, of the Fund's net assets at December 31. Amid an aging population, alternative health care facilities have become a more important segment of the health care industry. Increasingly, these facilities shape their programs to provide a level of care tailored to the needs of the individual.

     Escrowed bonds, at 9.6%, were another major focus of the Fund. Escrowed bonds are those that have been pre-refunded by their issuers to take advantage of lower rates. Because they are escrowed and backed by Treasury bonds, they are considered to be very high quality. The Fund's escrowed holdings contributed high quality as well as attractive coupon payments.

 YOUR INVESTMENT AT WORK [GRAPHIC]
--------------------------------------------------------------------------------
  Florence County, South Carolina
  Stone Container Corp.

- Florence County is located in the northeastern section of South Carolina, situated between the Piedmont and Coastal regions of the state. Paper manufacturing represents a major source of employment for the area.

- These bonds were used to finance pollution control facilities for Stone Container Co., which recently merged with Jefferson Smurfit to form the world's largest producer of paper-based packaging products.

- These non-rated bonds have a very attractive 7.375% coupon. They are an example of the Fund's continuing efforts to find good opportunities through intensive research in the non-rated segment of the market.


FUND QUALITY WEIGHTINGS(2)
-----------------------------

     [PIE CHART]

A             6.3%
AA           19.1%
AAA          36.4%
BB            1.2%
BBB           6.1%
CCC           0.3%
Non-Rated    30.6%

FUND OVERVIEW(2)
---------------------------------------

Number of Issues                    110
Average Rating                       A+
Average Maturity              24.7 Yrs.
Effective Maturity            21.0 Yrs.
Average Call                  12.0 Yrs.
Average Dollar Price             $91.14

(1)  It is not possible to invest directly in an Index.
(2) Because the Fund is actively managed, Fund Quality Weightings and Fund Overview are subject to change.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000
MANAGEMENT DISCUSSION CONT'D

Q: DOES THE FUND HAVE ANY INVESTMENTS THAT ARE CONSIDERED DEFENSIVE INVESTMENTS IN A WEAK ECONOMY?

A: Yes. Education bonds have been relatively strong performers in the past year. While the economy has been characterized by increasing uncertainty, the education sector has continued to enjoy strong demand. As many parents know too well, colleges and universities have been able to raise tuitions consistently over the years, during a period when declining inflation has constrained price increases in businesses that are more economically sensitive.

     The Fund has focused its education investments on higher quality issuers and institutions. For example, the State Dormitory Authority is a major issuer in New York state, well-regarded for its quality and liquidity. The institutions represented by bonds held in the Fund included Rockefeller University, Boston University and Boston College, among others. These institutions have enjoyed excellent academic reputations, a high applicant-to-placement ratio and rising tuition levels.

Q:   TOM, WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN THE COMING YEAR?

A: I believe the bond market recovery that started in 2000 could continue in the coming year. With growing signs of weakness in the economy, the Federal Reserve's interest rate cut in early January 2001 sent a clear signal to the financial markets that it no longer views inflation as the economy's most pressing issue. It is likely that the Fed will act forcefully in coming months to try to engineer a soft landing. While a weaker economy could have a negative impact on the revenues and creditworthiness of some cyclical issuers, it should generally bode well for the fixed-income markets.

     Meanwhile, weaker earnings are likely to plague the equity markets, as the slower economy squeezes corporate profits. That could increase investor interest in bonds. Finally, the supply of new municipal issues has dwindled in the past year, as state and local communities borrowing needs have declined. That too is a favorable trend for the municipal market. With tax-exempt yields nearly equalling Treasury yields, I believe there continues to be excellent value in the municipal market.

                      [LINE CHART]

            COMPARISON OF CHANGE IN VALUE OF
               A $10,000 INVESTMENT IN
         EATON VANCE MUNICIPAL BOND FUND CLASS I
       VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

DECEMBER 31, 1990 - DECEMBER 31, 2000

                                 FUND       LEHMAN BROTHERS
                             VALUE AT        MUNICIPAL BOND
DATE                              NAV                 INDEX
------------------------------------------------------------
12/31/1990                    $10,000               $10,000
1/31/1991                     $10,137               $10,134
2/28/1991                     $10,208               $10,223
3/31/1991                     $10,213               $10,226
4/30/1991                     $10,364               $10,363
5/31/1991                     $10,467               $10,455
6/30/1991                     $10,436               $10,444
7/31/1991                     $10,609               $10,572
8/31/1991                     $10,783               $10,711
9/30/1991                     $10,934               $10,851
10/31/1991                    $11,041               $10,948
11/30/1991                    $11,078               $10,979
12/31/1991                    $11,349               $11,214
1/31/1992                     $11,328               $11,240
2/29/1992                     $11,331               $11,244
3/31/1992                     $11,346               $11,248
4/30/1992                     $11,444               $11,348
5/31/1992                     $11,639               $11,481
6/30/1992                     $11,859               $11,674
7/31/1992                     $12,238               $12,024
8/31/1992                     $12,035               $11,907
9/30/1992                     $12,087               $11,985
10/31/1992                    $11,833               $11,867
11/30/1992                    $12,182               $12,079
12/31/1992                    $12,360               $12,203
1/31/1993                     $12,501               $12,345
2/28/1993                     $12,969               $12,791
3/31/1993                     $12,847               $12,656
4/30/1993                     $13,003               $12,784
5/31/1993                     $13,109               $12,855
6/30/1993                     $13,354               $13,070
7/31/1993                     $13,357               $13,087
8/31/1993                     $13,631               $13,360
9/30/1993                     $13,854               $13,512
10/31/1993                    $13,882               $13,538
11/30/1993                    $13,726               $13,418
12/31/1993                    $14,031               $13,702
1/31/1994                     $14,192               $13,858
2/28/1994                     $13,793               $13,499
3/31/1994                     $13,085               $12,950
4/30/1994                     $13,129               $13,060
5/31/1994                     $13,293               $13,173
6/30/1994                     $13,198               $13,092
7/31/1994                     $13,432               $13,332
8/31/1994                     $13,516               $13,378
9/30/1994                     $13,269               $13,182
10/31/1994                    $13,006               $12,948
11/30/1994                    $12,673               $12,714
12/31/1994                    $13,011               $12,994
1/31/1995                     $13,465               $13,365
2/28/1995                     $13,892               $13,754
3/31/1995                     $13,979               $13,912
4/30/1995                     $13,995               $13,928
5/31/1995                     $14,400               $14,373
6/30/1995                     $14,228               $14,247
7/31/1995                     $14,289               $14,382
8/31/1995                     $14,409               $14,564
9/30/1995                     $14,470               $14,656
10/31/1995                    $14,768               $14,869
11/30/1995                    $15,068               $15,116
12/31/1995                    $15,279               $15,262
1/31/1996                     $15,372               $15,377
2/29/1996                     $15,296               $15,273
3/31/1996                     $15,053               $15,078
4/30/1996                     $14,992               $15,035
5/31/1996                     $15,007               $15,029
6/30/1996                     $15,100               $15,193
7/31/1996                     $15,270               $15,331
8/31/1996                     $15,254               $15,327
9/30/1996                     $15,521               $15,541
10/31/1996                    $15,757               $15,717
11/30/1996                    $16,057               $16,005
12/31/1996                    $16,009               $15,937
1/31/1997                     $16,074               $15,968
2/28/1997                     $16,218               $16,114
3/31/1997                     $16,008               $15,899
4/30/1997                     $16,154               $16,032
5/31/1997                     $16,399               $16,274
6/30/1997                     $16,792               $16,447
7/31/1997                     $17,483               $16,903
8/31/1997                     $17,252               $16,744
9/30/1997                     $17,551               $16,943
10/31/1997                    $17,801               $17,052
11/30/1997                    $17,902               $17,152
12/31/1997                    $18,271               $17,402
1/31/1998                     $18,489               $17,582
2/28/1998                     $18,547               $17,587
3/31/1998                     $18,614               $17,603
4/30/1998                     $18,508               $17,523
5/31/1998                     $18,799               $17,801
6/30/1998                     $18,864               $17,871
7/31/1998                     $18,880               $17,916
8/31/1998                     $19,227               $18,192
9/30/1998                     $19,485               $18,419
10/31/1998                    $19,362               $18,419
11/30/1998                    $19,463               $18,483
12/31/1998                    $19,504               $18,530
1/31/1999                     $19,755               $18,750
2/28/1999                     $19,563               $18,669
3/31/1999                     $19,615               $18,694
4/30/1999                     $19,664               $18,741
5/31/1999                     $19,440               $18,632
6/30/1999                     $19,003               $18,364
7/31/1999                     $18,980               $18,431
8/31/1999                     $18,548               $18,283
9/30/1999                     $18,373               $18,291
10/31/1999                    $17,919               $18,093
11/30/1999                    $18,118               $18,285
12/31/1999                    $17,810               $18,149
1/31/2000                     $17,558               $18,070
2/29/2000                     $17,967               $18,280
3/31/2000                     $18,633               $18,679
4/30/2000                     $18,374               $18,569
5/31/2000                     $18,097               $18,472
6/30/2000                     $18,770               $18,962
7/31/2000                     $19,214               $19,226
8/31/2000                     $19,601               $19,522
9/30/2000                     $19,395               $19,420
10/31/2000                    $19,648               $19,632
11/30/2000                    $19,838               $19,781
12/31/2000                    $20,593               $20,270

PERFORMANCE**            Class A          Class B           Class I
-----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------------
One Year                  15.38%           14.58%            15.63%
Five Years                  N.A.             N.A.             6.15
Ten Years                   N.A.             N.A.             7.49
Life of Fund+              3.74             2.58              7.39

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-----------------------------------------------------------------------------
One Year                   9.88%            9.58%            15.63%
Five Years                  N.A.             N.A.             6.15
Ten Years                   N.A.             N.A.             7.49
Life of Fund+              2.05             1.37              7.39

+Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class I: 3/16/78

*  Source: TowersData, Bethesda, MD.
   The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund's Class I shares and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 1/6/98 at net asset value would have been worth $11,155 on December 31, 2000; $10,624 including the 4.75% sales charge. An investment in the Fund's Class B shares on 1/14/98 at net asset value would have been worth $10,785 on December 31, 2000; $10,413, including the Fund's applicable CDSC.
** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect applicable sales charge as noted.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on some Fund distributions or the redemption of Fund shares.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.6%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
Assisted Living -- 1.3%
------------------------------------------------------------------------
    $   990       Bell County, TX, Health Facilities
                  Authority, (Care Institute, Inc. -
                  Texas), 9.00%, 11/1/24                    $  1,072,536
        980       St. Paul, MN, Housing and Redevelopment,
                  (Care Institute, Inc. - Highland),
                  8.75%, 11/1/24                               1,060,282
------------------------------------------------------------------------
                                                            $  2,132,818
------------------------------------------------------------------------
Education -- 7.1%
------------------------------------------------------------------------
    $ 1,850       California Educational Facilities
                  Authority, (Santa Clara University),
                  5.00%, 9/1/23                             $  1,876,307
      1,300       Florida Capital Projects Finance
                  Authority, Student Housing Revenue,
                  (Florida University), 7.75%, 8/15/20         1,296,568
        400       Florida Capital Projects Finance
                  Authority, Student Housing Revenue,
                  (Florida University), 9.50%, 8/15/05           401,464
      2,000       Massachusetts Development Finance
                  Agency, (Boston University),
                  5.45%, 5/15/59                               1,947,420
      2,500       Massachusetts HEFA, (Boston College),
                  4.75%, 6/1/31                                2,292,950
      2,500       New York Dormitory Authority,
                  (Rockefeller University), 4.75%, 7/1/37      2,357,675
      1,750       Ohio Higher Educational Facilities,
                  (Oberlin College), Variable Rate,
                  10/1/29(1)(2)                                1,648,920
------------------------------------------------------------------------
                                                            $ 11,821,304
------------------------------------------------------------------------
Electric Utilities -- 1.4%
------------------------------------------------------------------------
    $   500       Connecticut Development Authority,
                  (Connecticut Light and Power), Variable
                  Rate, 9/1/28(1)(2)                        $    422,930
        500       Connecticut Development Authority,
                  (Western Mass Electric), Variable Rate,
                  9/1/28(1)(2)                                   422,930
      1,500       Massachusetts Municipal Wholesale
                  Electric Co., 6.75%, 7/1/11                  1,571,265
------------------------------------------------------------------------
                                                            $  2,417,125
------------------------------------------------------------------------
Escrowed / Prerefunded -- 9.6%
------------------------------------------------------------------------
    $14,000       Dawson Ridge, CO, Metropolitan District
                  #1, Escrowed to Maturity, 0.00%, 10/1/22  $  3,529,400
      1,000       Maricopa County, AZ, IDA, (Place Five
                  and The Greenery), Escrowed to Maturity,
                  8.625%, 1/1/27                               1,227,540
      5,500       Massachusetts Turnpike Authority,
                  Escrowed to Maturity, 5.00%, 1/1/20          5,510,065
      2,500       San Joaquin Hills Transportation
                  Corridor Agency, CA, Toll Road Bonds,
                  Escrowed to Maturity, 0.00%, 1/1/14          1,344,775
     10,000       San Joaquin Hills Transportation
                  Corridor Agency, CA, Toll Road Bonds,
                  Escrowed to Maturity, 0.00%, 1/1/25          2,838,700
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
------------------------------------------------------------------------
    $ 6,000       Savannah, GA, EDA, Escrowed to Maturity,
                  0.00%, 12/1/21                            $  1,515,840
------------------------------------------------------------------------
                                                            $ 15,966,320
------------------------------------------------------------------------
General Obligations -- 7.3%
------------------------------------------------------------------------
    $ 1,465       Bell Mountain Ranch, CO, Metropolitan
                  District, 6.625%, 11/15/25                $  1,391,472
        125       California, Variable Rate, 12/1/23(1)(2)       295,362
      2,000       California, Variable Rate, 5/1/26(1)(2)      2,221,140
      1,500       California, Residual Certificates,
                  Variable Rate, 10/1/30(2)(3)                 1,673,400
      2,000       Florida Board of Education,
                  4.75%, 6/1/28                                1,875,020
      2,000       Georgia, 4.25%, 8/1/18                       1,851,180
      3,000       North East, TX, Independent School
                  District, 5.00%, 2/1/30                      2,890,800
------------------------------------------------------------------------
                                                            $ 12,198,374
------------------------------------------------------------------------
Health Care-Miscellaneous -- 3.0%
------------------------------------------------------------------------
    $   245       Suffolk County, NY, Industrial
                  Development Agency, Civic Facility
                  Revenue, (Alliance of Long Island
                  Agencies), 7.50%, 9/1/15                  $    248,722
        145       Suffolk County, NY, Industrial
                  Development Agency, Civic Facility
                  Revenue, (Alliance of Long Island
                  Agencies), 7.50%, 9/1/15                       147,203
        140       Suffolk County, NY, Industrial
                  Development Agency, Civic Facility
                  Revenue, (Alliance of Long Island
                  Agencies), 7.50%, 9/1/15                       142,127
      2,445       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 5.50%, 12/1/36                2,179,289
      2,054       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 5.50%, 12/1/36                1,801,730
        581       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 6.00%, 12/1/36                  533,269
------------------------------------------------------------------------
                                                            $  5,052,340
------------------------------------------------------------------------
Hospital -- 11.9%
------------------------------------------------------------------------
    $   990       Bell County, TX, (Heritage Oaks
                  Healthcare), 6.70%, 6/1/29                $    810,691
      1,500       California Health Facilities Financing
                  Authority, (Cedars-Sinai Medical
                  Center), Variable Rate, 12/1/34(1)(2)        1,686,870

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------

Hospital (continued)
------------------------------------------------------------------------
    $ 1,000       Chautauqua County, NY, IDA, (Women's
                  Christian Association), 6.40%, 11/15/29   $    858,260
      2,000       Colorado Health Facilities Authority,
                  (Rocky Mountain Adventist),
                  6.625%, 2/1/22                               1,924,180
      1,500       Forsyth County, GA, Hospital Authority,
                  (Georgia Baptist Health Care System),
                  6.375%, 10/1/28                              1,300,815
      1,820       Louisiana Public Facilities Authority,
                  (General Health Systems),
                  6.80%, 11/1/16                               1,826,334
      3,000       Massachusetts HEFA, (Partners Healthcare
                  System), 5.25%, 7/1/29                       2,722,920
      3,000       New Jersey Health Care Facilities
                  Financing Authority, (Trinitas
                  Hospital), 7.50%, 7/1/30                     3,060,180
      1,575       Oneida County, NY, IDA, (St. Elizabeth),
                  5.75%, 12/1/19                               1,278,207
      2,000       Orange County, FL, Health Facilities
                  Authority, (Westminster Community Care),
                  6.60%, 4/1/24                                1,796,960
        265       Prince George's County, MD, (Greater
                  Southeast Healthcare System),
                  6.20%, 1/1/08(4)                                92,790
      1,030       Prince George's County, MD, (Greater
                  Southeast Healthcare System),
                  6.375%, 1/1/23(4)                              360,706
      1,135       Rochester, MN, Health Care Facilities,
                  (Mayo Clinic), Variable Rate,
                  11/15/27(1)(2)                               1,170,752
      1,100       San Benito, CA, Health Care District,
                  5.40%, 10/1/20                                 921,272
------------------------------------------------------------------------
                                                            $ 19,810,937
------------------------------------------------------------------------
Housing -- 2.1%
------------------------------------------------------------------------
    $ 1,455       Lake Creek, CO, (Affordable Housing
                  Corp.), 6.25%, 12/1/23                    $  1,353,092
        930       Maricopa County, AZ, IDA, (National
                  Health Facilities II), 6.375%, 1/1/19          865,635
      1,310       North Little Rock, AR, Residential
                  Housing Facilities, (Parkstone Place),
                  6.50%, 8/1/21                                1,245,849
------------------------------------------------------------------------
                                                            $  3,464,576
------------------------------------------------------------------------
Industrial Development Revenue -- 5.5%
------------------------------------------------------------------------
    $   620       Florence County, SC, (Stone Container
                  Co.), 7.375%, 2/1/07                      $    617,396
      1,000       Hardeman County, TN, (Correctional
                  Facilities Corp.), 7.75%, 8/1/17               996,850
      1,000       Iowa Finance Authority, (Southbridge
                  Mall), 6.375%, 12/1/13                         953,210
      1,600       Mississippi Business Finance Corp.,
                  (System Energy Resources),
                  5.90%, 5/1/22                                1,469,168
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
    $ 1,750       New Jersey EDA, (Holt Hauling),
                  7.75%, 3/1/27                             $  1,685,005
      2,450       Port Camas-Washougan, WA, (James River),
                  6.70%, 4/1/23                                2,461,858
      1,005       Valdez, AK, (British Petroleum),
                  Variable Rate, 8/1/25(1)(2)                  1,042,607
------------------------------------------------------------------------
                                                            $  9,226,094
------------------------------------------------------------------------
Insured-Education -- 1.1%
------------------------------------------------------------------------
    $ 1,750       Virginia College Building Authority,
                  (Washington and Lee University), (MBIA),
                  5.25%, 1/1/31                             $  1,805,160
------------------------------------------------------------------------
                                                            $  1,805,160
------------------------------------------------------------------------
Insured-Electric Utilities -- 2.2%
------------------------------------------------------------------------
    $ 3,000       Piedmont, SC, Municipal Power Agency,
                  (MBIA), 4.75%, 1/1/25                     $  2,786,970
        800       Puerto Rico Electric Power Authority,
                  STRIPES, (FSA), Variable Rate, 7/1/03(1)       860,000
------------------------------------------------------------------------
                                                            $  3,646,970
------------------------------------------------------------------------
Insured-General Obligations -- 1.1%
------------------------------------------------------------------------
    $ 1,000       Detroit, MI, School District, (FGIC),
                  4.75%, 5/1/28                             $    929,430
      2,340       Merced, CA, Union High School District,
                  (FGIC), 0.00%, 8/1/20                          842,260
------------------------------------------------------------------------
                                                            $  1,771,690
------------------------------------------------------------------------
Insured-Hospital -- 1.7%
------------------------------------------------------------------------
    $ 1,500       Maricopa County, AZ, IDA, (Mayo Clinic
                  Hospital), (AMBAC), 5.25%, 11/15/37       $  1,501,560
      1,500       Maryland HEFA, (Medlantic/Helix Issue),
                  (AMBAC), 5.25%, 8/15/38                      1,327,620
------------------------------------------------------------------------
                                                            $  2,829,180
------------------------------------------------------------------------
Insured-Housing -- 1.3%
------------------------------------------------------------------------
    $ 1,000       SCA MFMR Receipts, Burnsville, MN,
                  (FSA), 7.10%, 1/1/30                      $  1,076,930
      1,000       SCA MFMR Receipts, Springfield, MO,
                  (FSA), 7.10%, 1/1/30                         1,076,930
------------------------------------------------------------------------
                                                            $  2,153,860
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 0.6%
------------------------------------------------------------------------
    $ 2,500       St. Louis, MO, IDA, (Convention Center
                  Hotel), (AMBAC), 0.00%, 7/15/19           $    945,950
------------------------------------------------------------------------
                                                            $    945,950
------------------------------------------------------------------------
Insured-Transportation -- 5.1%
------------------------------------------------------------------------
    $ 1,500       Central Puget Sound, WA, Transportation
                  Authority, (FGIC), 4.75%, 2/1/28          $  1,382,820
      1,500       Florida Turnpike Authority, (Department
                  of Transportation), (FGIC),
                  4.50%, 7/1/27                                1,351,860
      1,500       Metropolitan Transportation Authority,
                  NY, Commuter Facilities Revenue,
                  (AMBAC), 5.00%, 7/1/20                       1,482,510
      1,500       Ohio Turnpike Commission, (FGIC),
                  4.75%, 2/15/28                               1,395,975
      2,000       Puerto Rico Highway and Transportation
                  Authority, (FSA), 4.75%, 7/1/38              1,904,320
      1,000       Triborough Bridge and Tunnel Authority,
                  NY, RITES, (AMBAC), Variable Rate,
                  1/1/12(1)(2)                                 1,073,430
------------------------------------------------------------------------
                                                            $  8,590,915
------------------------------------------------------------------------
Insured-Water and Sewer -- 4.6%
------------------------------------------------------------------------
    $ 1,000       Fairmont, WV, Waterworks, (AMBAC),
                  4.50%, 7/1/24                             $    901,020
      1,000       Loudoun County, VA, Sanitation
                  Authority, Water and Sewer Revenue,
                  (MBIA), 4.75%, 1/1/30                          927,480
      2,000       Louisville and Jefferson County, KY,
                  Metropolitan Sewer District and Drainage
                  System, (FGIC), 4.75%, 5/15/28               1,861,260
      3,000       New York City, NY, Municipal Water
                  Finance Authority, (Water and Sewer
                  System), (FGIC), 4.75%, 6/15/31              2,796,840
      1,250       Prince William County, Service
                  Authority, (FGIC), 4.75%, 7/1/29             1,162,475
------------------------------------------------------------------------
                                                            $  7,649,075
------------------------------------------------------------------------
Miscellaneous -- 1.5%
------------------------------------------------------------------------
    $ 1,000       Barona, CA, (Band of Mission Indians),
                  8.25%, 1/1/20                             $  1,002,190
        500       San Juan, NM, Pueblo Development
                  Authority, 7.00%, 10/15/06                     477,110
      1,000       Santa Fe, NM, (Crow Hobbs),
                  8.50%, 9/1/16                                1,047,640
------------------------------------------------------------------------
                                                            $  2,526,940
------------------------------------------------------------------------
Nursing Home -- 4.5%
------------------------------------------------------------------------
    $ 1,405       Bell County, TX, (Riverside Healthcare,
                  Inc. - Normandy Terrace), 9.00%, 4/1/23   $  1,498,418
        945       Clovis, NM, IDR, (Retirement Ranches,
                  Inc.), 7.75%, 4/1/19                           955,442
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------

Nursing Home (continued)
------------------------------------------------------------------------
    $ 1,000       Colorado HFA, (Volunteers of America),
                  5.875%, 7/1/28                            $    798,350
         95       Covington-Allegheny County, VA, IDA,
                  (Beverly Enterprises), 9.375%, 9/1/01           95,902
      1,100       Massachusetts IFA, (Age Institute of
                  Massachusetts), 8.05%, 11/1/25               1,145,463
      1,230       Montgomery, PA, IDA, (Advancement of
                  Geriatric Health Care Institute),
                  8.375%, 7/1/23                               1,268,622
        680       Tarrant County, TX, Health Facilities,
                  (3927 Foundation), 10.25%, 9/1/19(4)           237,735
      1,700       Wisconsin HEFA, (Wisconsin Illinois
                  Senior Housing), 7.00%, 8/1/29               1,584,332
------------------------------------------------------------------------
                                                            $  7,584,264
------------------------------------------------------------------------
Senior Living / Life Care -- 5.3%
------------------------------------------------------------------------
    $ 1,250       Albuquerque, NM, Retirement Facilities,
                  (La Vida Liena Retirement Center),
                  5.75%, 12/15/28                           $    988,262
      1,490       Albuquerque, NM, Retirement Facilities,
                  (La Vida Liena Retirement Center),
                  6.60%, 12/15/28                              1,291,443
      1,290       Grove City, PA, Area Hospital Authority,
                  (Grove Manor), 6.625%, 8/15/29               1,204,847
      1,500       Kansas City, MO, IDA, (Kingswood United
                  Methodist Manor), 5.875%, 11/15/29           1,198,890
      2,500       North Central, TX, Health Facility
                  Development Corp., (Dallas Jewish
                  Community Foundation), 5.20%, 12/1/30        2,500,000
      1,485       North Miami, FL, Health Facilities
                  Authority, (Imperial Club),
                  6.75%, 1/1/33                                1,286,158
        550       Ohio HFA, Retirement Rental Housing,
                  (Encore Retirement Partners),
                  6.75%, 3/1/19                                  468,358
------------------------------------------------------------------------
                                                            $  8,937,958
------------------------------------------------------------------------
Special Tax Revenue -- 6.6%
------------------------------------------------------------------------
    $ 1,240       Brentwood, CA, Infrastructure Financing
                  Authority, 5.60%, 9/2/19                  $  1,208,107
      1,710       Fleming Island, FL, Plantation Community
                  Development District, 6.30%, 2/1/05          1,723,629
      1,500       Frederick County, MD, Urbana Community
                  Development Authority, 6.625%, 7/1/25        1,462,785
      1,985       Lincoln, CA, Public Financing Authority,
                  (Twelve Bridges), 6.20%, 9/2/25              2,019,678
      1,200       New York City, NY, Transitional Finance
                  Authority, 4.75%, 11/1/23                    1,135,128

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------

Special Tax Revenue (continued)
------------------------------------------------------------------------
    $ 3,500       New York LGAC, 5.00%, 4/1/21              $  3,506,370
------------------------------------------------------------------------
                                                            $ 11,055,697
------------------------------------------------------------------------
Transportation -- 8.8%
------------------------------------------------------------------------
    $ 1,500       Connector 2000 Association, Inc., SC
                  Bridge & Toll Road Revenue, (Southern
                  Connector), 5.25%, 1/1/23                 $  1,188,435
     10,000       Foothills, CA, (Eastern Transportation
                  Corridor Agency), 0.00%, 1/1/18              4,201,300
        758       Indiana Transportation Finance
                  Authority, 6.25%, 11/1/16                      785,447
      3,500       New Jersey Transportation Trust Fund
                  Authority, Residual Certificates,
                  Variable Rate, 6/15/17(1)(2)                 3,564,785
      1,500       New Jersey Turnpike Authority, RITES,
                  Variable Rate, 1/1/30(2)(3)                  1,636,875
      1,000       Port Authority of New York and New
                  Jersey, 5.375%, 3/1/28                       1,046,010
      2,250       Puerto Rico Highway and Transportation
                  Authority, 5.50%, 7/1/36(5)                  2,340,000
------------------------------------------------------------------------
                                                            $ 14,762,852
------------------------------------------------------------------------
Utilities - Electrical and Gas -- 2.3%
------------------------------------------------------------------------
    $ 4,150       San Antonio, TX, Electric and Natural
                  Gas Revenue, 4.50%, 2/1/21                $  3,787,954
------------------------------------------------------------------------
                                                            $  3,787,954
------------------------------------------------------------------------
Water and Sewer -- 2.7%
------------------------------------------------------------------------
    $ 1,500       Los Angeles, CA, Department of Water and
                  Power, Variable Rate, 2/15/30(1)(2)       $  1,665,315
      3,000       Metropolitan Water District, (Southern
                  California Waterworks), Variable Rate,
                  7/1/27(2)(3)                                 2,921,670
------------------------------------------------------------------------
                                                            $  4,586,985
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.6%
   (identified cost $159,480,180)                           $164,725,338
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.4%                      $  2,423,227
------------------------------------------------------------------------
Net Assets -- 100.0%                                        $167,148,565
------------------------------------------------------------------------

 At December 31, 2000, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

California                                          16.0%
Others, representing less than 10% individually     82.6%

 The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2000, 17.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.0% to 7.1% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  Non-income producing security.
 (5) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $159,480,180)        $164,725,338
Cash                                           322,550
Receivable for investments sold                 45,055
Receivable for Fund shares sold                986,284
Interest receivable                          3,065,949
Receivable for daily variation margin on
   open financial futures contracts             12,500
Prepaid expenses                                 1,293
------------------------------------------------------
TOTAL ASSETS                              $169,158,969
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $  1,263,239
Dividends payable                              683,404
Payable to affiliate for Trustees' fees          3,709
Accrued expenses                                60,052
------------------------------------------------------
TOTAL LIABILITIES                         $  2,010,404
------------------------------------------------------
NET ASSETS                                $167,148,565
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $167,592,148
Accumulated net realized loss (computed
   on the basis of identified cost)         (5,261,847)
Accumulated undistributed net
   investment income                            11,757
Net unrealized appreciation (computed on
   the basis of identified cost)             4,806,507
------------------------------------------------------
TOTAL                                     $167,148,565
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 53,271,343
SHARES OUTSTANDING                           5,685,994
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.37
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $9.37)       $       9.84
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 28,221,596
SHARES OUTSTANDING                           3,033,840
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.30
------------------------------------------------------
Class I Shares
------------------------------------------------------
NET ASSETS                                $ 85,655,626
SHARES OUTSTANDING                           8,367,591
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      10.24
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
-----------------------------------------------------
Interest                                  $10,120,020
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $10,120,020
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   764,965
Trustees fees and expenses                     18,270
Distribution and service fees
   Class A                                     99,865
   Class B                                    219,050
Transfer and dividend disbursing
   agent fees                                 105,517
Custodian fee                                 100,827
Registration fees                              48,314
Legal and accounting services                  47,006
Printing and postage                           18,767
Miscellaneous                                  73,532
-----------------------------------------------------
TOTAL EXPENSES                            $ 1,496,113
-----------------------------------------------------
Deduct --
   Reduction of custodian fee             $    13,918
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    13,918
-----------------------------------------------------

NET EXPENSES                              $ 1,482,195
-----------------------------------------------------

NET INVESTMENT INCOME                     $ 8,637,825
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(2,454,982)
   Financial futures contracts               (360,336)
-----------------------------------------------------
NET REALIZED LOSS                         $(2,815,318)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $16,874,165
   Financial futures contracts               (438,651)
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $16,435,514
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $13,620,196
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $22,258,021
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED          YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2000   DECEMBER 31, 1999
--------------------------------------------------------------------------------
From operations --
   Net investment income                  $       8,637,825   $       8,865,765
   Net realized loss                             (2,815,318)         (2,060,510)
   Net change in unrealized
      appreciation (depreciation)                16,435,514         (23,024,209)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $      22,258,021   $     (16,218,954)
--------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (2,689,583)  $      (2,600,117)
      Class B                                    (1,121,269)           (891,318)
      Class I                                    (4,795,419)         (5,374,330)
   In excess of net investment income
      Class A                                       (19,797)            (43,503)
      Class B                                            --              (4,100)
      Class I                                            --             (88,693)
   In excess of net realized gains
      Class A                                            --             (91,540)
      Class B                                            --             (41,414)
      Class I                                            --            (158,431)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $      (8,626,068)  $      (9,293,446)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      12,938,387   $      38,376,724
      Class B                                     8,616,668          19,208,003
      Class I                                     7,529,063           9,905,056
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                       936,570           1,562,297
      Class B                                       622,086             574,467
      Class I                                     2,045,902           2,705,265
   Cost of shares redeemed
      Class A                                   (14,185,370)        (15,030,293)
      Class B                                    (5,863,309)         (3,906,414)
      Class I                                   (16,225,946)        (18,964,373)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $      (3,585,949)  $      34,430,732
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $      10,046,004   $       8,918,332
--------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
At beginning of year                      $     157,102,561   $     148,184,229
--------------------------------------------------------------------------------
AT END OF YEAR                            $     167,148,565   $     157,102,561
--------------------------------------------------------------------------------
Accumulated undistributed
net investement income
included in net assets
--------------------------------------------------------------------------------
AT END OF YEAR                            $          11,757   $              --
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   CLASS A
                                  ------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                  ------------------------------------------
                                    2000        1999          1998(1)(2)
----------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 8.590     $ 9.970          $10.000
----------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------
Net investment income             $ 0.502     $ 0.505          $ 0.502
Net realized and unrealized
   gain (loss)                      0.776      (1.357)           0.099
----------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 1.278     $(0.852)         $ 0.601
----------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------
From net investment income        $(0.495)    $(0.504)         $(0.522)
In excess of net investment
   income                          (0.003)     (0.008)              --
From net realized gain                 --          --           (0.061)
In excess of net realized gain         --      (0.016)          (0.048)
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.498)    $(0.528)         $(0.631)
----------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.370     $ 8.590          $ 9.970
----------------------------------------------------------------------------

TOTAL RETURN(3)                     15.38%      (8.85)%           6.07%
----------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $53,271     $49,427          $32,352
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.97%       0.71%            0.65%
   Expenses after custodian
      fee reduction                  0.96%       0.69%            0.60%
   Net investment income             5.60%       5.31%            5.07%
Portfolio Turnover                     46%         80%              38%
----------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class A shares, January 6, 1998, to December 31, 1998.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   CLASS B
                                  ------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                  ------------------------------------------
                                    2000        1999          1998(1)(2)
----------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 8.520     $ 9.880          $10.000
----------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------
Net investment income             $ 0.426     $ 0.431          $ 0.416
Net realized and unrealized
   gain (loss)                      0.779      (1.343)           0.006
----------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 1.205     $(0.912)         $ 0.422
----------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------
From net investment income        $(0.425)    $(0.430)         $(0.433)
In excess of net investment
   income                              --      (0.002)              --
From net realized gain                 --          --           (0.051)
In excess of net realized gain         --      (0.016)          (0.058)
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.425)    $(0.448)         $(0.542)
----------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.300     $ 8.520          $ 9.880
----------------------------------------------------------------------------

TOTAL RETURN(3)                     14.58%      (9.51)%           4.03%
----------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $28,222     $22,738          $10,008
Ratios (As a percentage of
   average daily net assets):
   Expenses                          1.71%       1.47%            1.39%
   Expenses after custodian
      fee reduction                  1.70%       1.45%            1.34%
   Net investment income             4.86%       4.61%            4.33%
Portfolio Turnover                     46%         80%              38%
----------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class B shares, January 14, 1998, to December 31, 1998.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            CLASS I
                                  -----------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------
                                    2000        1999        1998(1)        1997        1996
---------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.380     $10.870      $ 10.840      $10.070     $10.210
---------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------
Net investment income             $ 0.560     $ 0.553      $  0.574      $ 0.584     $ 0.605
Net realized and unrealized
   gain (loss)                      0.857      (1.464)        0.141        0.785      (0.143)
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 1.417     $(0.911)     $  0.715      $ 1.369     $ 0.462
---------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------
From net investment income        $(0.557)    $(0.554)     $ (0.576)     $(0.584)    $(0.594)
In excess of net investment
   income                              --      (0.009)           --       (0.015)     (0.008)
From net realized gain                 --          --        (0.109)          --          --
In excess of net realized gain         --      (0.016)           --           --          --
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.557)    $(0.579)     $ (0.685)     $(0.599)    $(0.602)
---------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $10.240     $ 9.380      $ 10.870      $10.840     $10.070
---------------------------------------------------------------------------------------------

TOTAL RETURN(2)                     15.63%      (8.69)%        6.75%       14.13%       4.78%
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $85,656     $84,938      $105,824      $92,375     $88,184
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.77%       0.69%         0.70%        0.81%       0.78%
   Expenses after custodian
      fee reduction                  0.76%       0.67%         0.65%        0.77%       0.74%
   Net investment income             5.82%       5.38%         5.25%        5.69%       6.12%
Portfolio Turnover                     46%         80%           38%          34%         30%
---------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares generally are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest available bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures are normally valued at the mean between the latest bid and asked prices. Investments, if any, for which there are no such valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value.

 B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing market discount on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize market discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation based on securities held as of December 31, 2000.

 C Income Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Dividends paid by the Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for shareholders. At December 31, 2000, the Fund, for federal income tax purposes had a capital loss carryover of $5,125,084 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover expires on December 31, 2007 ($1,863,510) and December 31, 2008 ($3,261,574). Additionally, at
   December 31, 2000, net capital losses of $437,596 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day of the Fund's next taxable year.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   purposes. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Put Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

 G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
 I Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                      2000         1999
    ------------------------------------------------------------------
    Sales                                      1,429,904    4,001,503
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 115,168      167,567
    Redemptions                               (1,615,228)  (1,656,768)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                      (70,156)   2,512,302
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                      2000         1999
    ------------------------------------------------------------------
    Sales                                        969,954    2,028,334
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  70,991       62,180
    Redemptions                                 (675,861)    (434,690)
    ------------------------------------------------------------------
    NET INCREASE                                 365,084    1,655,824
    ------------------------------------------------------------------

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS I                                      2000         1999
    ------------------------------------------------------------------
    Sales                                        770,269      945,281
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 230,650      264,623
    Redemptions                               (1,692,622)  (1,882,488)
    ------------------------------------------------------------------
    NET DECREASE                                (691,703)    (672,584)
    ------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at the monthly rate of 0.025% (0.300% per annum) of the average daily net assets and 3.00% of gross income (excluding net realized gains on sales of securities) up to $500 million and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 2000, the fee was equivalent to 0.50% of the Fund's average daily net assets for such period and amounted to $764,965. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $5,720 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2000.

   Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2000, no significant amounts have been deferred.

   Certain officers and Trustees of the Fund are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect a distribution plan for Class B shares (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a Service Plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B Plan requires the Fund to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of the Fund's Class B daily net assets for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Class B net assets. The Fund paid or accrued distribution fees of $173,588 for Class B shares to EVD for the year ended December 31, 2000, representing 0.75% of the average daily net assets for Class B shares. At December 31, 2000, the amount of Uncovered Distribution Charges EVD calculated under the Class B Plan was approximately $1,186,000.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. The Trustees approved quarterly service fee payments equal to .25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares sold on or after October 12, 1999, and .25% per annum for shares sold prior thereto and outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2000 amounted to $99,865 and $45,462 for Class A and
   Class B shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B Distribution Plan (see
   Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $102,000 of CDSC paid by Class B shareholders for the year ended December 31, 2000.

7 Purchases and Sales of Investments
-------------------------------------------
   The Fund invests primarily in debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than short-term obligations, aggregated $71,529,498 and $80,491,082 respectively.

8 Line of Credit
-------------------------------------------
   The Fund participates with other portfolios and funds managed by EVM and affiliates in a $150 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2000.

9 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2000, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $159,551,877
    ------------------------------------------------------
    Gross unrealized appreciation             $ 10,172,922
    Gross unrealized depreciation               (4,999,461)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  5,173,461
    ------------------------------------------------------

10 Financial Instruments
-------------------------------------------
   The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at December 31, 2000 is as follows:

                         FUTURES CONTRACTS
  ----------------------------------------------------------------
  EXPIRATION                                        NET UNREALIZED
  DATE(S)     CONTRACTS                 POSITION     DEPRECIATION
  ----------------------------------------------------------------
              25 Municipal Bond
  3/01         Futures                  Short         $ (93,887)
              100 U.S. Treasury Bond
  3/01         Futures                  Short          (344,764)
  ----------------------------------------------------------------
                                                      $(438,651)
  ----------------------------------------------------------------

   At December 31, 2000, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPAL BOND FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Municipal Bond Fund (the "Fund") as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for each of the years in the five-year period ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Municipal Bond Fund as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 2, 2001

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPAL BOND FUND

Officers

James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President and
Portfolio Manager

Armin J. Lang
Vice President

Michael R. Mach
Vice President

Robert B. MacIntosh
Vice President

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109



PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260



CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116



TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9656
Providence, RI 02904-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022


EATON VANCE MUNICIPAL BOND FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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279-2/01                                                               MBSRC